UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 3, 2006

                               ALMOST FAMILY, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                      1-09848                    06-1153720
(State or other jurisdiction    (Commission File No.)          (IRS Employer
     of incorporation)                                      Identification No.)

         9510 Ormsby Station Road, Suite 300
            Louisville, Kentucky                                  40223
(Address of principal executive offices)                        (Zip Code)

                                 (502) 891-1000
              (Registrant's telephone number, including area code)


                                       N/A
              (Former name or former address, if changed since last
                                    report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 2.01. Completion of Acquisition or Disposition of Assets.
           ---------------------------------------------------

         This Amendment No. 1 amends the Current Report on Form 8-K of the Registrant dated December 3, 2006, as filed with the Securities and Exchange Commission (SEC) on December 7, 2006 (the December 8-K) related to our acquisition of the assets of all the Medicare-certified home health agencies owned and operated by Mederi, Inc. This Form 8-K/A amends the December 8-K to include the financial statements required by Item 9.01 (99.1) of Form 8-K and to include an exhibit under Item 9.01 (99.1) of Form 8-K. The information previously reported in the December 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 3.02.  Unregistered Sales of Equity Securities.
            ----------------------------------------

The information set forth in response to Item 2.01 is incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits.

         (a) Financial Statements of Businesses Acquired. The audited historical consolidated financial statements listed below are filed as Exhibit 99.2 to this Amendment No. 1 and incorporated herein by reference:

                  Independent Auditors' Report

                  Financial statements of Mederi, Inc. and subsidiaries as of and for the years ended June 30, 2006 and 2005.

         (b) Pro Forma Financial Information. The pro forma financial information with respect to the transaction described in Item
                  2.01 and listed below is filed as Exhibit 99.3 to this Amendment No. 1 and incorporated herein by reference:

                  (i) Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2006.

                  (ii) Unaudited Pro Forma Consolidated Statements of Income for the year ended December 31, 2005 and the nine months ended September 30, 2006.

                  (iii) Notes to the Unaudited Pro Forma Consolidated Balance
                        Sheets and Statements of Income.

         (d) Exhibits.


         Exhibit 23.1 -- Consent of Hixson, Marin, DeSanctis & Company, P.A.

       * Exhibit 99.1 -- Press Release dated December 4, 2006.

         Exhibit 99.2 - Mederi, Inc. financial statements described at Item
         9.01 (a).

         Exhibit 99.3 - Pro forma consolidated financial information described at Item 9.01 (b).

       * Previously filed as part of the Form 8-K dated December 3, 2006.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         ALMOST FAMILY, INC.

Date:  February 15, 2007             By  /s/ C. Steven Guenthner
                                         ----------------------
                                         C. Steven Guenthner
                                         Senior Vice President and
                                         Chief Financial Officer